UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE l4A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule l4a-l2

CINEDIGM CORP.

(Name of Registrant As Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)

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Your **Vote** Counts!

CINEDIGM CORP.

2022 Annual Meeting
Vote by November 9, 2022
11:59 PM ET

CINEDIGM CORP.
ATTN: GARY LOFFREDO
244 FIFTH AVENUE, SUITE M289
NEW YORK, NY 10001

D91347-Z83591

You invested in CINEDIGM CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 10, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 27, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

November 10, 2022
9:00 AM Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/CIDM2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Christopher J. McGurk 02) Ashok Amritraj 03) Peter C. Brown 04) Patrick W. O'Brien 05) Peixin Xu	For
2. To approve, by non-binding advisory vote, executive compensation.	For
3. To approve an amendment to the Company's 2017 Equity Incentive Plan to increase the total number of shares of Class A Common Stock available for issuance thereunder.	For
4. To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.	

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D91348-Z83591